Exhibit 10.3

May 3, 2007

Jessica Bibliowicz

Mark Biderman

Robert Carter

Douglas Hammond

Elliot Holtz

Jeffrey Montgomery

Robert Zuccaro

Stephanie Abramson

Arthur Ainsberg

John Elliott

Shari Loessberg

Kenneth Mlekush

Re: Termination of Senior Management and Director Lock-Up Agreements

Ladies and Gentlemen:

Reference is made to the Senior Management and Director Lock-Up Agreements (each, a “Lock-up Agreement”), by and between each of you (the “Executives and Directors”) and National Financial Partners Corp. (“NFP,” and together with the Executives and Directors, the “Parties”).

In consideration of your continued and valued service to NFP, in recognition of the fact that all of the NFP shares subject to the Lock-Up Agreements are already subject to either a multi-year vesting schedule or to the liquidity restrictions contained in NFP’s Second Amended and Restated Stockholders Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Effective immediately, the terms of the Lock-Up Agreements are null and void and of no further effect.

2.

This letter may be executed in counterparts, which together shall constitute one and the same letter. The parties may execute more than one copy of the letter, each of which shall constitute an original, each of which alone and all of which together shall constitute one and the same instrument. This letter may be transmitted by facsimile and it is the intent of the parties for the facsimile (or a photocopy thereof) of any autograph printed by a receiving facsimile machine to be an original signature and for the facsimile (or a photocopy thereof) and any complete photocopy of this letter to be deemed an original counterpart.

Sincerely,

NATIONAL FINANCIAL PARTNERS CORP.
/s/ Stephanie Scherr Olson
Stephanie Scherr Olson Senior Vice President and Associate General Counsel

Acknowledged and Accepted:

/s/ Jessica Bibliowicz
Jessica Bibliowicz

/s/ Mark Biderman
Mark Biderman

/s/ Robert Carter
Robert Carter

/s/ Douglas Hammond
Douglas Hammond

/s/ Elliot Holtz
Elliot Holtz

/s/ Jeffrey Montgomery
Jeffrey Montgomery

/s/ Robert Zuccaro
Robert Zuccaro

/s/ Stephanie Abramson
Stephanie Abramson

/s/ Arthur Ainsberg
Arthur Ainsberg

/s/ John Elliott
John Elliott

/s/ Shari Loessberg
Shari Loessberg

/s/ Kenneth Mlekush
Kenneth Mlekush